Exhibit 99.1

        Viad Corp Resolves Previously Announced Issue Related
                    to Structured Note Accounting

               Results for 2002 and 2001 to be Restated

        Company to Host Conference Call Today at 9:00 a.m. EDT


    PHOENIX--(BUSINESS WIRE)--May 16, 2003--Viad Corp (NYSE:VVI) today announced that the company has resolved open accounting matters related to certain structured notes held by its Travelers Express subsidiary.
    Travelers Express' float portfolio of approximately $7.3 billion at March 31, 2003 consists of a variety of investments, predominantly mortgage-backed and other asset-backed securities as well as municipal bonds. Included in other asset-backed securities were $260 million of structured notes (prior to adjustment), which represented less than 4 percent of the total portfolio. The notes have two components, generally a zero coupon, principal-protected, U.S. Treasury security and the residual cash flow interest of a collateralized debt obligation.
    The company has determined, with concurrence from its external auditors, that the U.S. Treasury and residual cash flow components of certain structured notes must be accounted for as separate securities in the financial statements. The company, with concurrence from its external auditors, has also determined that the majority of the structured notes should have been accounted for under EITF No. 99-20(1) rather than EITF No. 96-12(2). EITF No. 99-20 generally requires investments to be written down to fair value when adverse changes in actual or projected cash flows occur.

    (1) Emerging Issues Task Force No. 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF No. 99-20)

    (2) Emerging Issues Task Force No. 96-12 "Recognition of Interest Income and Balance Sheet Classification of Structured Notes" (EITF No. 96-12)

    Due to the reduction of actual and projected cash flows from the residual interests, and based on the retroactive application of EITF No. 99-20 to certain structured notes purchased by Travelers Express, and because certain structured notes must be accounted for as separate securities, the company has recorded aggregate impairment losses and interest income adjustments of $60 million ($37.3 million, after-tax). The $60 million includes both the $19.8 million ($12.0 million after-tax) and the estimated $10 million to $15 million ($6.1 million to $9.1 million after-tax) previously announced on April 24th. The charges, which relate only to the residual interest component of the notes, reflect a reduction in estimated future cash flows but have no immediate effect on cash.
    The impairment losses and the separation of the components of the securities under EITF No. 99-20 relate to the first quarter of 2003 as well as to 2002 and 2001. Therefore, the company will restate 2002 and 2001 full year net income by $18.2 million and $6.5 million, respectively, and record charges of $12.6 million after-tax in the first quarter of 2003. Viad will amend its 2002 Form 10-K to reflect the 2002 and 2001 charges. The effect of the restatement is summarized below and is presented in Table One of this press release.

-0-
*T
Viad Corp
(millions, except
 per share data)                        Full Year            Full Year
             Q1     Q1 2003  Full Year    2002     Full Year    2001
           2003(3) (Revised)   2002    (Restated)    2001   (Restated)
           ------- --------- --------- ---------- --------- ----------
Revenue    $415.4    $414.3  $1,647.0   $1,618.1  $1,659.4   $1,652.0
Net Income  $22.7     $22.0     $76.1      $57.9     $51.1      $44.6
Diluted EPS $0.26     $0.25     $0.86      $0.65     $0.58      $0.50




Payment Services                  Full   Full Year   Full   Full Year
Segment          Q1     Q1 2003   Year     2002      Year     2001
               2003(3) (Revised)  2002   (Restated)  2001   (Restated)
               ------- --------- ------- ---------- ------- ----------
Revenue        $190.0    $189.0  $802.5     $773.6  $713.9     $706.5
Operating
 Income         $21.2     $20.1  $154.4     $125.5  $129.8     $122.4


    (3) See Viad Corp press release of April 24, 2003

*T

    Robert H. Bohannon, chairman, president and chief executive officer said, "Although we are disappointed by the impairment charge and the consequent need to restate results, we are pleased that this matter has been promptly resolved. The charge in no way diminishes the fundamental strength of Travelers Express' business or its ability to produce strong results in the future. After these charges, we have $46 million remaining in the residual interest piece of these structured notes, which is less than one percent of the total portfolio."
    Bohannon added, "Now that a different accounting method for treating these investments has been determined and the charges taken, we believe future exposure associated with these notes has been diminished. In addition, the inclusion of a principal guaranteed instrument in the structure assures the return of our initial investment."

    Background

    Travelers Express began purchasing structured notes in 1999 and accounted for them under EITF No. 96-12. A newer accounting method, EITF No. 99-20, became effective in the second quarter of 2001. Approximately $175 million of the total $260 million in structured note purchases were transacted prior to the second quarter of 2001. It was determined that the company should continue to account for the structured notes under EITF No. 96-12 because of certain principal protection features and the high credit rating of the notes.
    On April 10, 2003, the company announced a pre-tax charge of $11.8 million. This adjustment to interest income (a component of revenue) related to certain structured note securities held by Travelers Express accounted for in accordance with EITF No. 96-12. The company's external auditors reviewed and concurred with the amount of the adjustment and the application of EITF No. 96-12. The adjustment was prompted by a reduction in estimated future cash flows for these securities.
    On April 22, 2003 the company's external auditors advised Viad that EITF No. 99-20 should be followed and not EITF No. 96-12. As a result, on April 24, 2003, Viad announced first quarter earnings including an impairment charge of $19.8 million under EITF No. 99-20 (which included the $11.8 million previously announced on April 10, 2003 as well as an additional $8.0 million). At that time, Viad also announced that the company was determining, with its external auditors, whether or not the individual components of the structured notes needed to be accounted for separately as a U.S. Treasury security and a residual interest in a collateralized debt obligation, possibly resulting in additional charges of $10 million to $15 million. The subsequent evaluation and analysis resulted in total impairment charges of $60 million, which includes the $19.8 million ($12.0 million after tax) and the $10 million to $15 million ($6.1 million to $9.1 million after tax) reported on April 24, 2003.

    Conference Call Information

    Viad Corp will hold a conference call on May 16, 2003 at 9:00 a.m. EDT to discuss the contents of this press release. Participants should call 800/406-5356 to join the call.

    About Travelers Express

    Travelers Express Company, Inc. is engaged in a variety of payment services activities including issuance and processing of money orders, processing official checks and share drafts and money transfer and cash access services. Travelers Express' revenue and income are derived from transaction fees and investment income. Funds generated from the sale of official checks, money orders and other payment instruments are invested in permissible securities, principally high-quality debt instruments. These investments are restricted to satisfy the liability to pay upon presentment the face amount of payment services obligations. The composition of the float portfolio, investment income, regulatory oversight, and other pertinent information is contained in Viad's First Quarter 2003 Form 10-Q which can be found at www.viad.com.

    About Viad Corp

    Viad is a $1.6 billion revenue S&P MidCap 400 company. Major subsidiaries include Travelers Express/MoneyGram of Minneapolis, GES Exposition Services of Las Vegas and Exhibitgroup/Giltspur of Chicago. For more information, visit the company's Web site at www.viad.com.

    Forward Looking Statements

    As provided by the safe harbor provision under the "Private Securities Litigation Reform Act of 1995" Viad cautions readers that, in addition to historical information contained herein, this press release includes certain information, assumptions and discussions that may constitute forward-looking statements. These forward-looking statements are not historical facts, but reflect current estimates, projections, or expectations or trends concerning future growth, operating cash flows, availability of short-term borrowings, consumer demand, new business, investment policies, productivity improvements, ongoing cost reduction efforts, efficiency, competitiveness, tax rates, restructuring plans (including timing and realization of cost savings), yield impairment and market risk. Actual results could differ materially from those projected in the forward-looking statements. Viad's businesses can be affected by a host of risks and uncertainties. Among other things, gains and losses of customers, consumer demand patterns, labor relations, purchasing decisions related to customer demand for convention and event services, existing and new competition, industry alliances, consolidation and growth patterns within the industries in which Viad competes and any further deterioration in the economy may individually or in combination impact future results. In addition to factors mentioned elsewhere, economic, competitive, governmental, technological, capital marketplace and other factors, including further terrorist activities or war could affect the forward-looking statements in this press release.
    Information about Viad Corp obtained from sources other than the company may be out-of-date or incorrect. Please rely only on company press releases, SEC filings and other information provided by the company.

                      VIAD CORP AND SUBSIDIARIES
                    TABLE ONE -- FINANCIAL RESULTS
                              (UNAUDITED)




                                    Quarter
                                      Ended
                                    March 31,  Year Ended December 31,
                                               -----------------------
(000 omitted, except per share
 data)                                2003        2002        2001
                                   ----------- ----------- -----------
                                       As            As Restated
                                   Revised (1)

Revenues (Note A)                    $414,349  $1,618,105  $1,652,022
                                   =========== =========== ===========

Segment operating income (Note B)     $37,172    $156,695     $76,669
Corporate activities and minority
 interests                             (3,745)    (22,670)    (17,007)
Net interest expense                   (3,048)     (8,737)    (20,284)
                                   ----------- ----------- -----------
Income before income taxes             30,379     125,288      39,378
Income tax (expense) benefit           (8,348)    (29,663)      7,110
                                   ----------- ----------- -----------
Income before change in accounting
 principle                             22,031      95,625      46,488
Change in accounting principle              -     (37,739)     (1,884)
                                   ----------- ----------- -----------
Net income                            $22,031     $57,886     $44,604
                                   =========== =========== ===========

Diluted net income per common
 share:
 Income before change in
  accounting principle                  $0.25       $1.09       $0.52
 Change in accounting principle             -       (0.44)      (0.02)
                                   ----------- ----------- -----------
 Net income per share                   $0.25       $0.65       $0.50
                                   =========== =========== ===========

Basic net income per common share:
 Income before change in
  accounting principle                  $0.25       $1.10       $0.53
 Change in accounting principle             -       (0.44)      (0.02)
                                   ----------- ----------- -----------
 Net income per share                   $0.25       $0.66       $0.51
                                   =========== =========== ===========

Common shares treated as
 outstanding for net income per
 share calculations:

  Average outstanding shares           86,008      86,178      85,503
                                   =========== =========== ===========

  Average outstanding and
   potentially dilutive shares         86,326      86,716      86,322



(1) Quarterly amounts have been revised from those presented in the company's first quarter 2003 earnings release on April 24, 2003.



                      VIAD CORP AND SUBSIDIARIES
                TABLE ONE -- NOTES TO FINANCIAL RESULTS
                              (UNAUDITED)



(A) Restatement -- As a result of the first quarter 2003 evaluation of certain structured investments within Viad's payment services float portfolio, it was determined that other-than-temporary impairment losses and interest income adjustments of $60.0 million (pre-tax) should be recorded. As these charges did not relate exclusively to the first quarter of 2003, but also to the 2002 and 2001 financial results, Viad intends to restate its 2002 and 2001 consolidated financial statements.

    A summary of the effects of the revision of first quarter 2003 results and the restatement of 2002 and 2001 are as follows:

                       Quarter Ended
(000 omitted,          March 31, 2003
 except per
 share data)
                 --------------------------
                     As      As Revised (1)
                  Previously
                   Reported
Payment
 Services:
 Revenue           $190,021       $189,011
                 =========== ==============

 Operating
  income            $21,151        $20,141
                 =========== ==============

Total Company:
 Revenue           $415,359       $414,349
                 =========== ==============

 Income before
  change in
  accounting
  principle         $22,742        $22,031
 Change in
  accounting
  principle               -              -
                 ----------- --------------
 Net income         $22,742        $22,031
                 =========== ==============

 Diluted income per common
  share:
  Income before
   change in
   accounting
   principle          $0.26          $0.25
  Change in
   accounting
   principle              -              -
                 ----------- --------------
  Net income per
   share              $0.26          $0.25
                 =========== ==============

 Basic income per common
  share:
  Income before
   change in
   accounting
   principle          $0.26          $0.25
  Change in
   accounting
   principle              -              -
                 ----------- --------------
  Net income          $0.26          $0.25
                 =========== ==============




                               Year Ended December 31,
                ------------------------------------------------------
(000 omitted,
 except per
 share data)               2002                        2001
                ---------------------------- -------------------------
                As Previously   As Restated  As Previously As Restated
                   Reported                     Reported
Payment
 Services:
 Revenue             $802,498      $773,619      $713,893    $706,525
                ============== ============= ============= ===========

 Operating
  income             $154,399      $125,520      $129,768    $122,400
                ============== ============= ============= ===========

Total Company:
 Revenue           $1,646,984    $1,618,105    $1,659,390  $1,652,022
                ============== ============= ============= ===========

 Income before
  change in
  accounting
  principle          $113,833       $95,625       $51,134     $46,488
 Change in
  accounting
  principle           (37,739)      (37,739)            -      (1,884)
                -------------- ------------- ------------- -----------
 Net income           $76,094       $57,886       $51,134     $44,604
                ============== ============= ============= ===========

 Diluted income per common
  share:
  Income before
   change in
   accounting
   principle            $1.30         $1.09         $0.58       $0.52
  Change in
   accounting
   principle            (0.44)        (0.44)            -       (0.02)
                -------------- ------------- ------------- -----------
  Net income per
   share                $0.86         $0.65         $0.58       $0.50
                ============== ============= ============= ===========

 Basic income per common
  share:
  Income before
   change in
   accounting
   principle            $1.31         $1.10         $0.58       $0.53
  Change in
   accounting
   principle            (0.44)        (0.44)            -       (0.02)
                -------------- ------------- ------------- -----------
  Net income            $0.87         $0.66         $0.58       $0.51
                ============== ============= ============= ===========

(1) Quarterly amounts have been revised from those presented in the company's first quarter earnings release on April 24, 2003.


                      VIAD CORP AND SUBSIDIARIES
          TABLE ONE -- NOTES TO FINANCIAL RESULTS (CONTINUED)
                              (UNAUDITED)



(A) Restatement (continued)



(000 omitted, except    2002 First Quarter      2002 Second Quarter
 per share data)
                      ----------------------- -----------------------
                      As Previously    As     As Previously    As
                         Reported    Restated    Reported    Restated
Payment Services:
 Revenue                  $187,044  $180,845      $195,932  $191,822
                      ============= ========= ============= =========

 Operating income          $31,784   $25,585       $39,254   $35,144
                      ============= ========= ============= =========

Total Company:
 Revenue                  $445,021  $438,822      $408,511  $404,401
                      ============= ========= ============= =========

 Income before change
  in accounting
  principle                $32,344   $28,396       $32,266   $29,715
 Change in accounting
  principle                (37,739)  (37,739)            -         -
                      ------------- --------- ------------- ---------
 Net income (loss)         $(5,395)  $(9,343)      $32,266   $29,715
                      ============= ========= ============= =========

 Diluted income (loss) per common
  share:
  Income before
   change in
   accounting
   principle                 $0.37     $0.33         $0.36     $0.34
  Change in
   accounting
   principle                 (0.44)    (0.44)            -         -
                      ------------- --------- ------------- ---------
  Net income (loss)
   per share                $(0.07)   $(0.11)        $0.36     $0.34
                      ============= ========= ============= =========

 Basic income (loss) per common
  share:
  Income before
   change in
   accounting
   principle                 $0.37     $0.33         $0.37     $0.34
  Change in
   accounting
   principle                 (0.44)    (0.44)            -         -
                      ------------- --------- ------------- ---------
  Net income (loss)
   per share                $(0.07)   $(0.11)        $0.37     $0.34
                      ============= ========= ============= =========

(000 omitted, except  2001 First Quarter      2001 Second Quarter
 per share data)
                      ----------------------- -----------------------
                      As Previously    As     As Previously    As
                         Reported    Restated    Reported    Restated
Payment Services:
 Revenue                  $166,396  $166,396      $174,243  $173,585
                      ============= ========= ============= =========

 Operating income          $21,893   $21,893       $30,905   $30,247
                      ============= ========= ============= =========

Total Company:
 Revenue                  $459,564  $459,564      $444,566  $443,908
                      ============= ========= ============= =========

 Income (loss) before
  change in
  accounting
  principle                $24,302   $24,302       $17,409   $16,994
 Change in accounting
  principle                      -         -             -    (1,884)
                      ------------- --------- ------------- ---------
 Net income (loss)         $24,302   $24,302       $17,409   $15,110
                      ============= ========= ============= =========

 Diluted income (loss) per common
  share:
  Income (loss)
   before change in
   accounting
   principle                 $0.28     $0.28         $0.20     $0.19
  Change in
   accounting
   principle                     -         -             -     (0.02)
                      ------------- --------- ------------- ---------
  Net income (loss)
   per share                 $0.28     $0.28         $0.20     $0.17
                      ============= ========= ============= =========

 Basic income (loss) per common
  share:
  Income (loss)
   before change in
   accounting
   principle                 $0.28     $0.28         $0.20     $0.20
  Change in
   accounting
   principle                     -         -             -     (0.02)
                      ------------- --------- ------------- ---------
  Net income (loss)
   per share                 $0.28     $0.28         $0.20     $0.18
                      ============= ========= ============= =========



(000 omitted, except    2002 Third Quarter      2002 Fourth Quarter
 per share data)
                     ------------------------ -----------------------
                     As Previously     As     As Previously    As
                        Reported     Restated    Reported    Restated
Payment Services:
 Revenue                  $209,176  $203,848      $210,346  $197,104
                     ============== ========= ============= =========

 Operating income          $39,088   $33,760       $44,273   $31,031
                     ============== ========= ============= =========

Total Company:
 Revenue                  $417,977  $412,649      $375,475  $362,233
                     ============== ========= ============= =========

 Income before change
  in accounting
  principle                $35,617   $32,257       $13,606    $5,257
 Change in accounting
  principle                      -         -             -         -
                     -------------- --------- ------------- ---------
 Net income (loss)         $35,617   $32,257       $13,606    $5,257
                     ============== ========= ============= =========

 Diluted income (loss) per common
  share:
  Income before
   change in
   accounting
   principle                 $0.41     $0.37         $0.15     $0.06
  Change in
   accounting
   principle                     -         -             -         -
                     -------------- --------- ------------- ---------
  Net income (loss)
   per share                 $0.41     $0.37         $0.15     $0.06
                     ============== ========= ============= =========

 Basic income (loss) per common
  share:
  Income before
   change in
   accounting
   principle                 $0.41     $0.37         $0.16     $0.06
  Change in
   accounting
   principle                     -         -             -         -
                     -------------- --------- ------------- ---------
  Net income (loss)
   per share                 $0.41     $0.37         $0.16     $0.06
                     ============== ========= ============= =========

(000 omitted, except    2001 Third Quarter      2001 Fourth Quarter
 per share data)
                     ------------------------ -----------------------
                     As Previously     As     As Previously    As
                        Reported     Restated    Reported    Restated
Payment Services:
 Revenue                  $181,083  $176,064      $192,171  $190,480
                     ============== ========= ============= =========

 Operating income          $33,441   $28,422       $43,529   $41,838
                     ============== ========= ============= =========

Total Company:
 Revenue                  $390,086  $385,067      $365,174  $363,483
                     ============== ========= ============= =========

 Income (loss) before
  change in
  accounting
  principle               $(15,764) $(18,928)      $25,187   $24,120
 Change in accounting
  principle                      -         -             -         -
                     -------------- --------- ------------- ---------
 Net income (loss)        $(15,764) $(18,928)      $25,187   $24,120
                     ============== ========= ============= =========

 Diluted income (loss) per common
  share:
  Income (loss)
   before change in
   accounting
   principle                $(0.19)   $(0.22)        $0.29     $0.28
  Change in
   accounting
   principle                     -         -             -         -
                     -------------- --------- ------------- ---------
  Net income (loss)
   per share                $(0.19)   $(0.22)        $0.29     $0.28
                     ============== ========= ============= =========

 Basic income (loss) per common
  share:
  Income (loss)
   before change in
   accounting
   principle                $(0.19)   $(0.22)        $0.29     $0.28
  Change in
   accounting
   principle                     -         -             -         -
                     -------------- --------- ------------- ---------
  Net income (loss)
   per share                $(0.19)   $(0.22)        $0.29     $0.28
                     ============== ========= ============= =========


                      VIAD CORP AND SUBSIDIARIES
          TABLE ONE -- NOTES TO FINANCIAL RESULTS (CONTINUED)
                              (UNAUDITED)



(B) Reportable Segments


                                Quarter Ended
                                  March 31,    Year Ended December 31,
                                               -----------------------
(000 omitted)                       2003          2002        2001
                                -------------- ----------- -----------
                                As Revised (1)       As Restated
Revenues:
 Payment Services                    $189,011    $773,619    $706,525
 Convention and Event Services        222,056     786,233     884,044
                                -------------- ----------- -----------
   Reportable segments                411,067   1,559,852   1,590,569
 Travel and Recreation Services         3,282      58,253      61,453
                                -------------- ----------- -----------
   Total Revenues                    $414,349  $1,618,105  $1,652,022
                                ============== =========== ===========

Segment operating income
 (loss):
 Payment Services                     $20,141    $125,520    $122,400
 Convention and Event Services         18,605      37,614      36,293
                                -------------- ----------- -----------
   Reportable segments                 38,746     163,134     158,693
 Travel and Recreation Services        (1,574)     13,743      14,698
                                -------------- ----------- -----------
   Subtotal                            37,172     176,877     173,391

 Restructuring charges and
  other items:
   Payment Services                         -        (440)     (5,947)
   Convention and Event
    Services                                -     (19,742)    (90,775)
   Travel and Recreation
    Services                                -           -           -
                                -------------- ----------- -----------
      Total Segment Operating
       Income                         $37,172    $156,695     $76,669
                                ============== =========== ===========

(1) Quarterly amounts have been revised from those presented in the company's first quarter earnings release on April 24, 2003.

    CONTACT: Viad Corp
             Patricia D. Phillips, 602/207-1040 (Investor Relations) pphillip@viad.com